Exhibit 99.1

Kredivo, the Leading Digital Consumer Credit Platform in Southeast Asia, and

VPC Impact Acquisition Holdings II Mutually Agree to Terminate Business Combination Agreement

SINGAPORE, JAKARTA, Indonesia & CHICAGO—March 14, 2022 – FinAccel, the parent company of Kredivo, the leading AI-enabled digital consumer credit platform in Southeast Asia, and VPC Impact Acquisition Holdings II, a publicly traded special purpose acquisition company (NASDAQ: VPCB) (“VPCB”) sponsored by Victory Park Capital (“VPC”), today announced the mutual termination of their previously announced business combination agreement.

Concurrent with the agreement to terminate, VPC is leading a $145 million private structured investment in Kredivo. Kredivo plans to consider offers to participate in such private investment round from investors who held positions in VPCB, as well as other investors that had previously committed to the PIPE. VPC and Kredivo have a long-standing relationship, with VPC providing an initial $100 million credit facility to the company in July 2020 and upsizing it to $200 million in June 2021.

Gordon Watson, Co-CEO of VPCB and Partner at VPC, said: “We operate with the best interest of shareholders as our top priority. Unfortunately, unfavorable public market conditions and process delays outside of our and Kredivo’s control have affected our transaction timeline and made it infeasible to close the transaction under the terms of the business combination agreement. Notwithstanding, we continue to believe in the immense market opportunity for digital consumer credit and banking services in Southeast Asia, and our continued investment in Kredivo reflects our view that the company is well positioned to deliver innovative products and capture market share over the long-term. We look forward to continuing our partnership with Akshay and the rest of Kredivo’s management team.”

Akshay Garg, Co-Founder and CEO of FinAccel, said: “While unfavorable market conditions have put a pause to our plans to go public in the near-term via the proposed business combination with VPCB, we’re pleased to deepen our relationship with VPC and other high-quality investors through a new private funding round. We appreciate the support of our investors as we continue on the path to realizing our long-term vision and growth strategy to become a leading digital financial services platform in Southeast Asia.”

VPCB is considering future options, including seeking an alternative business combination. The parties have agreed that, in the event that VPCB is liquidated, Kredivo shall issue a penny warrant to VPCB providing VPCB with the ability to acquire a stake equal to 3.5% of the fully diluted equity securities of Kredivo.

For investor inquiries regarding the private investment round, please contact ir@finaccel.co.

Forward-Looking Statements

This document includes “forward-looking statements” within the meaning of the federal securities laws with respect to the matters discussed herein. All statements other than statements of historical fact contained in this document, including, but not limited to, statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of Kredivo, market size and growth opportunities, competitive position, technological and market trends and the potential benefits and expectations related to the terms and timing of the proposed transactions, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or other similar expressions. All forward-looking statements are based upon estimates and reflect the views, assumptions, expectations, and opinions of VPCB and Kredivo, which are all subject change due to various factors including, without limitation, changes in general economic conditions as a result of COVID-19. Any such estimates, assumptions, expectations, forecasts, views or opinions, whether or not identified in this document, should be regarded as indicative, preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

The forward-looking statements contained in this document are subject to a number of factors, risks and uncertainties. You should carefully consider the risks and uncertainties described in the “Risk Factors” section the Proxy Statement when filed, VPCB’s Quarterly Report on Form 10-Q and other documents filed by VPCB from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, there may be additional risks that neither VPCB nor Kredivo presently know, or that VPCB or Kredivo currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect VPCB’s and Kredivo’s expectations, plans, projections or forecasts of future events and view. If any of the risks materialize or VPCB’s or Kredivo’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Forward-looking statements speak only as of the date they are made. VPCB and Kredivo anticipate that subsequent events and developments may cause their assessments to change. However, while Kredivo and VPCB may elect to update these forward-looking statements at some point in the future, Kredivo and VPCB specifically disclaim any obligation to do so, except as required by law. The inclusion of any statement in this document does not constitute an admission by VPCB or any other person that the events or circumstances described in such statement are material. These forward-looking statements should not be relied upon as representing VPCB’s or Kredivo’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This document is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About VPC Impact Acquisition Holdings II

VPC Impact Acquisition Holdings II’s (NASDAQ: VPCB) (“VPCB”) acquisition and value creation strategy is to identify, partner with and help grow a business in the Fintech industry with operations predominantly outside of the United States. The Company’s sponsor, VPC, is a global investment firm with a long track record of executing debt and equity financing transactions with some of the largest global Fintech companies. The firm was founded in 2007 and is headquartered in Chicago with additional resources in New York, Los Angeles and Austin. Victory Park Capital is privately held and a Registered Investment Advisor with the SEC. For more information, please visit: www.victoryparkcapital.com/vih/vpc-impact-acquisition-holdings-ii/

About Kredivo

Kredivo is the leading digital credit platform in Indonesia that gives customers instant credit financing for ecommerce and offline purchases, and personal loans, based on real-time decisioning. Kredivo users can buy now and pay later with one of the lowest interest rates amongst digital credit providers in the country. Kredivo’s merchant partners benefit from instant point-of-sale financing, powered by its unique 2-click checkout. Kredivo is operated by FinAccel, a Singapore headquartered financial technology company backed by leading investors such as Mirae Asset, Naver, Square Peg Capital, MDI Ventures and Jungle Ventures, among others. Kredivo is supervised by OJK’s multi-finance division in Indonesia. To know more about FinAccel and Kredivo, visit www.finaccel.co and www.kredivo.com.

Contacts

Kredivo

Investors

ir@finaccel.co

Media

Tony Hynes

tony.hynes@clarity.global

VPC Impact Acquisition Holdings II

Media

Jordan Niezelski, Edelman

jordan.niezelski@edelman.com

Investors

vih2info@victoryparkcapital.com

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